Prospectus Supplement — September 30, 2011
to the Prospectuses listed below, each as supplemented

Fund	Prospectuses Dated
Columbia Variable Portfolio — International Opportunity Fund	04/29/2011

Effective September 30, 2011, the Fund compares its performance to the net dividends (Net) version of the Morgan Stanley Capital International (MSCI) EAFE Index rather than to the gross dividends (Gross) version currently reflected in the Fund’s prospectus. Accordingly, the average annual total returns tables in the “Past Performance” sections of the Fund’s prospectuses are hereby replaced with the following and should be retained with the current prospectus for the Fund for future reference.

The average annual total returns table in the “Past Performance” section of the prospectus is hereby replaced with the following:

 Average Annual Total Returns

(for periods ended December 31, 2010)	1 year	5 years	10 years
Columbia VP — International Opportunity Fund:
Class 3	+13.89%	+3.90%	+1.91%
Morgan Stanley Capital International (MSCI) EAFE Index (Net)* (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	+7.75%	+2.46%	+3.50%
MSCI EAFE Index (Gross)* (reflects no deduction for fees, expenses or taxes)	+8.21%	+2.94%	+3.94%
Lipper International Large-Cap Core Funds Index (reflects no deduction for taxes)	+8.82%	+2.33%	+3.06%

*	On September 30, 2011, the MSCI EAFE Index (Net) replaced the MSCI EAFE Index (Gross) as the Fund’s primary benchmark. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the Net version better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

S-6466-166 A (9/11)